CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned, in his capacity as Chief Executive Officer and Chief Financial Officer, respectively, of 2-Track Global, Inc. (the "Registrant"), hereby certifies, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge that:

(1)  the Annual Report of the Registrant on Form 10-K for the year ended December 31, 2008 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition of the Registrant at the end of such year and the results of operations of the Registrant for such year.

Date: April 15 ,2009                                             2-TRACK GLOBAL, INC.

                                      /s/ Woosun Jung
                                      Woosun Jung,
                                      Chief Executive Officer and Chief Financial Officer